 First Quarter 2014 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Forward-Looking Statements  The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and economic and industry outlook. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the period ended December 28, 2013. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; oriented strand board market and levels of residential construction activity; commodity and component price increases or shortages; dependence on certain suppliers; international sales and operations; our acquisition strategy; our internal growth strategy; fluctuations in currency exchange rates; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; reliance on third-party research; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Use of Non-GAAP Financial Measures  In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of acquisitions and foreign currency translation, adjusted operating income, earnings before interest, taxes, depreciation, and amortization (EBITDA), and adjusted EBITDA.A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2014 first quarter earnings press release issued April 29, 2014, which is available in the Investors section of our website at www.kadant.com under the heading Recent News.

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   BUSINESS REVIEW  Jonathan W. PainterPresident & CEO

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Q1 2014 Financial Highlights  ($ Millions, except per share amounts)  Q1 2014  Q1 2013  % CHANGE  Revenue  $93.4  $76.2  22.5%  Gross Margin  45.2%  47.3%  n.m.  Operating Income  $7.6  $7.4  3.4%  Net Income1  $5.1  $5.3  -4.4%  Adjusted EBITDA1  $12.7  $9.3  36.1%  Diluted EPS1  $0.45  $0.47  -4.3%  Bookings  114.7  90.3  27.1%  Net Cash (cash less debt)  $14.2  $51.8  -72.5%  1 From continuing operations.  Percent change calculated using actual numbers reported in our Q1 2014 earnings release dated April 29, 2014.

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Q1 2014 Revenue By Product Line  ($ Millions)  Q1 2014  Q1 2013  % CHANGE  EXCL. FX  Stock-Preparation  $26.2  $23.0  13.8%  12.1%  Doctoring, Cleaning, & Filtration  27.0  25.9  4.4%  3.8%  Fluid-Handling  25.0  23.5  6.2%  6.4%  Wood Processing Systems  11.3  0.0  n.m.  n.m.  Fiber-based Products  3.9  3.8  2.7%  2.7%  TOTAL  $93.4  $76.2  22.5%  21.9%  Percent change calculated using actual numbers reported in our Q1 2014 earnings release dated April 29, 2014.

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Q1 2014 Bookings By Product Line  Percent change calculated using actual numbers reported in our Q4 2013 earnings release dated February 19, 2014.  ($ Millions)  Q1 2014  Q1 2013  % CHANGE  EXCL. FX  Stock-Preparation  $43.8  $36.6  19.6%  17.1%  Doctoring, Cleaning, & Filtration  32.3  26.1  23.8%  23.2%  Fluid-Handling  27.9  22.9  21.7%  21.4%  Wood Processing Systems  7.8  0.0  n.m.  n.m.  Fiber-based Products  2.9  4.7  -36.9%  -36.9%  TOTAL  $114.7  $90.3  27.1%  25.8%

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Bookings and Revenues  US$ (millions)

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Parts and Consumables Bookings and Revenues  US$ (millions)

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   REGIONAL PERFORMANCE

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   North America Bookings and Revenues  US$ (millions)

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Europe Bookings and Revenues  US$ (millions)

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   China Bookings and Revenues  US$ (millions)  $36.2

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   South America Bookings and Revenues  US$ (millions)

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Guidance for Continuing Operations  Q2 2014 GAAP diluted EPS of $0.66 to $0.68Q2 2014 revenues of $104 to $106 millionFY 2014 GAAP diluted EPS of $2.60 to $2.70FY 2014 revenues of $410 to $420 million

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   FINANCIAL REVIEW  Thomas M. O’BrienExecutive Vice President & Chief Financial Officer

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Quarterly Gross Margins

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Quarterly SG&A

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   1Q13 to 1Q14 Diluted EPS from Continuing Operations

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Cash Flow  ($ Millions)  1Q14  1Q13  Income from Continuing Operations  $5.2  $5.3  Depreciation and Amortization  3.0  2.0  Stock-Based Compensation  1.4  1.3  Other Items  (0.5)  (0.7)  Change in Current Assets & Liabilities (excl. acquisitions)  (2.9)  (0.9)  Cash Provided by Continuing Operations  $6.2  $7.0

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Key Working Capital Metrics    1Q14  4Q13  1Q13  Days in Receivables  68  70  72  Days in Inventory  110  96  95  Days in Payables  46  48  51

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Working Capital and Cash Conversion Days    1Q14  4Q13  1Q13  Working Capital % LTM Revenues*  15.4%  16.6%  14.8%  Cash Conversion Days**  132 days  118 days  116 days  *Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation.** Based on days in receivables plus days in inventory less days in accounts payable.

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Cash and Debt  ($ Millions)  1Q13  4Q13  1Q13  Cash, cash equivalents, and restricted cash  $57.2  $50.2  $58.4  Debt  (42.9)  (38.6)  (6.6)  Net Cash  $14.3  $11.6  $51.8

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Leverage Ratio  * Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA. Under our new Credit Facility entered into on August 3, 2012 total debt is defined as debt less domestic cash of up to $25 million. For periods prior to 3Q12, total debt was not reduced for domestic cash.

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Questions & Answers  To ask a question, please call 877-703-6107 within the U.S. or +1-857-244-7306 outside the U.S. and reference 83375884. Please mute the audio on your computer.

 * KAI 1Q14 Business Review–April 30, 2014© 2014 Kadant Inc. All rights reserved.   Q1 2014 Key Take-Aways  Record bookings at $115 millionRecord parts and consumables revenues and bookings at $61 million and $66 million, respectivelyRecord adjusted EBITDA up 36% to $12.7 million or 14% of sales

 First Quarter 2014 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO